SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]     Preliminary Proxy Statement

[   ]   Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[   ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

              FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.

                (Name of Registrant as Specified In Its Charter)

                               FEDERATED INVESTORS

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1. Title of each class of securities to which transaction applies:

        2. Aggregate number of securities to which transaction applies:

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4. Proposed maximum aggregate value of transaction:

        5. Total fee paid:

[  ]    Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

               ------------------------------------------------------------

        2)     Form, Schedule or Registration Statement No.:

               ------------------------------------------------------------

        3)     Filing Party:

               ------------------------------------------------------------

        4)     Date Filed:

               ------------------------------------------------------------

                        FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.

PROXY STATEMENT - PLEASE VOTE!

     TIME IS OF THE ESSENCE ...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

     Federated Adjustable Rate U.S. Government Fund, Inc. will hold an annual meeting of shareholders on June 30, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the proposals and the process.

WHY AM I BEING ASKED TO VOTE?

     Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

WHAT ISSUES AM I BEING ASKED TO VOTE ON?

The proposals include the election of Directors and changes to the Fund's fundamental investment policies.

WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF DIRECTORS?

The Fund is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Fund's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Fund's powers, except those reserved only for shareholders.

Directors are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Fund, if applicable.

WHY AM I BEING ASKED TO VOTE ON THE RATIFICATION OF INDEPENDENT AUDITORS?

The independent auditors conduct a professional examination of certain of the Fund's accounting documents and supporting data to render an opinion on the material fairness of the information. Because financial reporting involves considerable discretion, the auditors' opinion is an important assurance to both the Fund and its investors.

The Board of Directors approved the selection of Deloitte & Touche LLP, long-time auditors of the Fund, for the current fiscal year and believes that the continued employment of this firm is in the Fund's best interests.

WHY ARE THE FUND'S "FUNDAMENTAL POLICIES" BEING CHANGED?

Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Fund's operations.

By reducing the number of "fundamental policies," the Fund may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Fund's assets may be enhanced and investment opportunities increased.

The proposed amendments will:

o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, as amended ("1940 Act");

o simplify and modernize the policies that are required to be "fundamental" by the 1940 Act; and

o eliminate those fundamental policies that are no longer required by the securities laws of the various states.

Federated is a conservative money manager. Our highly trained professionals are dedicated to making investment decisions in the best interest of the Fund and its shareholders. The Board believes that the proposed changes will be applied responsibly by the Fund's investment adviser.

WHY ARE SOME "FUNDAMENTAL POLICIES" BEING RECLASSIFIED AS "OPERATING POLICIES?"

As noted above, some "fundamental policies" have been redefined as "operating policies." Operating policies do not require shareholder approval to be changed. This gives the Fund's Board additional flexibility to determine whether to participate in new investment opportunities and to meet industry changes promptly.

HOW DO I VOTE MY SHARES?

You may vote in person at the annual meeting of shareholders or complete and return the enclosed Proxy Card. If you sign and return the Proxy Card without indicating a preference, your vote will be cast "for" all the proposals.

You may also vote by telephone at 1-800-690-6903, or through the Internet at WWW.PROXYVOTE.COM. If you choose to help save the Fund time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

     Call  your   Investment   Professional   or  a  Federated   Client  Service
Representative. Federated's toll-free number is 1-800-341-7400.

  After careful consideration, the Board of Directors has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.

              FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 30, 1999

     An annual meeting of the shareholders of Federated Adjustable Rate U.S. Government Fund, Inc. (the "Fund") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on June 30, 1999 to consider proposals:

(1)  To elect seven Directors.

(2)  To ratify the selection of the Fund's independent auditors.

(3)  To make changes to the Fund's fundamental investment policies:

     (a)  To  amend  the  Fund's   fundamental   investment   policy   regarding
          diversification;

     (b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities;

     (c)  To  amend  the  Fund's   fundamental   investment   policy   regarding
          investments in real estate;

     (d)  To  amend  the  Fund's   fundamental   investment   policy   regarding
          investments in commodities;

     (e)  To  amend  the  Fund's   fundamental   investment   policy   regarding
          underwriting securities;

     (f) To amend the Fund's fundamental investment policy regarding lending by the Fund;

     (g)  To  amend  the  Fund's   fundamental   investment   policy   regarding
          permissible investments;

     (h)  To  amend,  and  to  make  non-fundamental,   the  Fund's  fundamental
          investment policy regarding buying securities on margin;

     (i)  To  amend,  and  to  make  non-fundamental,   the  Fund's  fundamental
          investment policy on pledging assets;

     (j) To eliminate the Fund's fundamental investment policy on investing in restricted securities, and to amend, and to make non-fundamental, the Fund's fundamental investment policy on investing in illiquid securities;

     (k)  To  amend,  and  to  make  non-fundamental,   the  Fund's  fundamental
          investment policy regarding investing in other investment companies;

     (l) To make non-fundamental the Fund's fundamental investment policy regarding collateralized mortgage obligations;

     (m) To make non-fundamental the Fund's fundamental investment policy regarding dollar roll transactions;

     (n) To make non-fundamental the Fund's fundamental investment policies regarding securities lending activities;

     (o) To make non-fundamental the Fund's fundamental investment policies regarding repurchase agreement transactions;

     (p) To make non-fundamental the Fund's fundamental investment policy regarding reverse repurchase agreements;

     (q) To make non-fundamental the Fund's fundamental investment policy regarding investments in stripped mortgage securities;

     (r)  To  amend,  and  to  make  non-fundamental,   the  Fund's  fundamental
          investment   policy   regarding   when-issued  and  delayed   delivery
          transactions; and

     (s) To make non-fundamental the Fund's fundamental investment policy regarding temporary investments.

(4)  To eliminate certain of the Fund's fundamental investment policies:

          (a) To remove the Fund's fundamental investment policy on investing in oil, gas and minerals;

          (b) To remove the Fund's fundamental investment policy on investing in issuers whose securities are owned by officers and Board members;

          (c) To remove the Fund's fundamental investment policy on investing in new issuers;

          (d) To remove the Fund's fundamental investment policy on selling securities short; and

          (e) To remove the Fund's fundamental investment policy regarding trading portfolio securities.

(5) To approve amendments to the Fund's Articles of Incorporation to require the approval of a "1940 Act" majority of shareholders in the event of the sale or conveyance of the assets of the Fund to another fund or corporation.

                      To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed April 15, 1999 as the record date for determination of shareholders entitled to vote at the meeting.

                       By Order of the Board of Directors,

                                                          John W. McGonigle
                                                          Secretary

April 29, 1999

YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS

ABOUT THE PROXY SOLICITATION AND THE ANNUAL MEETING.............................

ELECTION OF SEVEN DIRECTORS.....................................................

ABOUT THE ELECTION OF DIRECTORS.................................................

DIRECTORS STANDING FOR ELECTION.................................................

NOMINEES NOT PRESENTLY SERVING AS DIRECTORS.....................................

RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS.......................

APPROVAL OF CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT

    POLICIES....................................................................

APPROVAL OF THE ELIMINATION OF CERTAIN FUNDAMENTAL

    INVESTMENT POLICIES OF THE FUND.............................................

APPROVAL OF AMENDMENTS TO THE FUND'S ARTICLES OF INCORPORATION..................

INFORMATION ABOUT THE FUND......................................................

PROXIES, QUORUM AND VOTING AT THE ANNUAL MEETING................................

SHARE OWNERSHIP OF THE DIRECTORS................................................

DIRECTOR COMPENSATION...........................................................

OFFICERS OF THE FUND............................................................

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY....................

                                   PRELIMINARY

                                 PROXY STATEMENT

              FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.

                            Federated Investors Funds

                              5800 Corporate Drive

                            Pittsburgh, PA 15237-7000

ABOUT THE PROXY SOLICITATION AND THE ANNUAL MEETING

        The enclosed proxy is solicited on behalf of the Board of Directors of the Fund (the "Board" or "Directors"). The proxies will be voted at the annual meeting of shareholders of the Fund to be held on June 30, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such annual meeting and any adjournment or postponement thereof are referred to as the "Annual Meeting").

        The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Fund or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Fund may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

        The Board has reviewed the proposed changes recommended in the investment policies of the Fund, and the proposed amendments to the Fund's Articles of Incorporation, and has approved them, subject to shareholder approval. The purposes of the Annual Meeting are set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Annual Meeting. Should other business properly be brought before the Annual Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about April 29, 1999, to shareholders of record at the close of business on April 15, 1999 (the "Record Date"). On the Record Date, the Fund had outstanding ______________ shares of common stock.

        The Fund's annual report, which includes audited financial statements for the fiscal year ended February 28, 1999, will be mailed to shareholders on or about April 30, 1999. Requests for an annual report may be made in writing to the Fund's principal executive offices, which are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, or by calling toll free 1-800-341-7400.

                    PROPOSAL #1: ELECTION OF SEVEN DIRECTORS

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, Nicholas P. Constantakis, John F. Cunningham, J. Christopher Donahue, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh (collectively, the "Nominees") as Directors of the Fund. Messrs. Bigley, Constantakis, Cunningham and Murray are presently serving as Directors. If elected by shareholders, Messrs. Donahue, Mansfield and Walsh are expected to assume their responsibilities as Directors effective _________, 1999. Please see "ABOUT THE ELECTION OF DIRECTORS" below for current information about the Nominees.

        Messrs. Bigley and Murray were appointed Directors on November 15, 1994, and February 14, 1995, respectively, to fill vacancies resulting from the decision to expand the size of the Board. Messrs. Constantakis and Cunningham were appointed Directors on February 23, 1998, and January 1, 1999, respectively, also to fill vacancies resulting from the decision to expand the size of the Board. Messrs. Donahue, Mansfield and Walsh are being proposed for election as Directors to fill vacancies anticipated to result from the resignation of three current Directors. The anticipated resignations will not occur if Messrs. Donahue, Mansfield and Walsh are not elected as Directors.

        All Nominees have consented to serve if elected. If elected, the Directors will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Directors and the election and qualification of their successors. Election of a Director is by a plurality of the votes cast by shareholders of the Fund at the Annual Meeting. The seven individuals receiving the greatest number of votes at the Annual Meeting will be deemed to be elected Directors.

        If any Nominee for election as a Director named above shall by reason of death or for any other reason become unavailable as a candidate at the Annual Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Annual Meeting. Any such substitute candidate for election as a Director who is an "interested person" (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Director who is not an "interested person" shall be made by a majority of the Directors who are not "interested persons" of the Fund. The Board has no reason to believe that any Nominee will become unavailable for election as a Director.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

              VOTE TO ELECT AS DIRECTORS THE NOMINEES FOR ELECTION

                      TO THE BOARD OF DIRECTORS OF THE FUND

ABOUT THE ELECTION OF DIRECTORS

        When elected, the Directors will hold office during the lifetime of the Fund except that: (a) any Director may resign; (b) any Director may be removed by written instrument signed by at least two-thirds of the number of Directors prior to such removal; (c) any Director who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Directors; and (d) a Director may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Fund. In case a vacancy shall exist for any reason, the remaining Directors will fill such vacancy by appointment of another Director. The Directors will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Directors then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Directors holding office have been elected by the shareholders, the Directors then in office will call a shareholders' meeting for the purpose of electing Directors to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Directors.

        Set forth below is a listing of: (i) the Directors standing for election, and (ii) the Nominees standing for election who are not presently serving as Directors, along with their addresses, birthdates, present positions with the Fund, if applicable, and principal occupations during the past five years:

DIRECTORS STANDING FOR ELECTION

THOMAS G. BIGLEY

15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Director

Director or Trustee of the Federated Fund Complex; Director and Member of the Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director and Member of Executive Committee, University of Pittsburgh.

NICHOLAS P. CONSTANTAKIS

175 Woodshire Drive
Pittsburgh, PA

Birthdate:  September 3, 1939

Director or Trustee of the Federated Fund Complex; formerly, Partner, Andersen Worldwide SC.

JOHN F. CUNNINGHAM

353 El Brillo Way
Palm Beach, FL

Birthdate:  March 5, 1943

Director or Trustee of some of the Federated Funds; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc.; Trustee Associate, Boston College; Director, EMC Corporation; formerly, Director, Redgate Communications.

JOHN E. MURRAY, JR., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Director

Director or Trustee of the Federated Fund Complex; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

NOMINEES NOT PRESENTLY SERVING AS DIRECTORS

J. CHRISTOPHER DONAHUE

Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Federated Investors, Inc.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Fund.

CHARLES F. MANSFIELD, JR.

80 South Road
Westhampton Beach, NY

Birthdate:  April 10, 1945

Director or Trustee of some of the Federated Funds; management consultant.

JOHN S. WALSH

2007 Sherwood Drive
Valparaiso, IN

Birthdate:  November 28, 1957

Director or Trustee of some of the Federated Funds; President and Director, Heat Wagon, Inc.; President and Director, Manufacturers Products, Inc.; President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc.; formerly, Vice President, Walsh & Kelly, Inc.

       PROPOSAL #2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

        The 1940 Act requires that the Fund's independent auditors be selected by the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund, and submitted for ratification or rejection at the next succeeding meeting of shareholders. The Board of Directors of the Fund, including a majority of its members who are not "interested persons" of the Fund, approved the selection of Deloitte & Touche LLP (the "Auditors") for the current fiscal year at a Board meeting held on _________________, 199__.

        The selection by the Board of the Auditors as independent auditors for the current fiscal year is submitted to the shareholders for ratification. Apart from their fees as independent auditors and certain consulting fees, neither the Auditors nor any of their partners have a direct, or material indirect, financial interest in the Fund or its investment adviser. The Auditors are a major international independent accounting firm. The Board believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Fund's best interests.

        Representatives of the Auditors are not expected to be present at the Annual Meeting. If a representative is present, he or she will have the opportunity to make a statement and would be available to respond to appropriate questions. The ratification of the selection of the Auditors will require the affirmative vote of a majority of the shares present and voting at the Annual Meeting.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

            VOTE TO RATIFY THE SELECTION OF THE INDEPENDENT AUDITORS

                        APPROVAL OF CHANGES TO THE FUND'S

                         FUNDAMENTAL INVESTMENT POLICIES

INTRODUCTION TO PROPOSALS #3(A) TO #3(S) AND #4(A) TO #4(C)

        The 1940 Act (which was adopted to protect mutual fund shareholders) requires investment companies such as the Fund to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of the Fund's investment adviser.

        After the Fund was formed in 1991, legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and no longer apply. As a result, the Fund is subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Directors have authorized the submission to the Fund's shareholders for their approval, and recommend that shareholders approve, the amendment, reclassification and/or elimination of certain of the Fund's fundamental policies.

        The proposed amendments would:

     (i) simplify, modernize and standardize the fundamental policies that are required to be stated under the 1940 Act;

     (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

     (iii)eliminate those fundamental policies that are no longer required by the securities laws of the various states.

        By reducing the number of policies that can be changed only by shareholder vote, the Directors believe that the Fund would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Directors also believe that the investment adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The chart that follows briefly describes the differences between fundamental policies and non-fundamental policies.


                              FUNDAMENTAL POLICIES                NON-FUNDAMENTAL POLICIES

                              -------------------------------     --------------------------------
Who must approve changes in   Board of Directors and              Board of Directors
the policies?                 shareholders

How quickly can a change in   Fairly slowly, since a vote         Fairly quickly, because the
the policies be made?         of shareholders is required         change can be accomplished by

                                                                  action of the Board of

                                                                  Directors

What is the relative cost     Costly to change because a          Less costly to change because
to change a policy?           shareholder vote requires           a change can be accomplished

                              holding a meeting of                by action of the Board of

                              shareholders                        Directors

        The recommended changes are specified below. Each Proposal will be voted on separately, and the approval of each Proposal will require the approval of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "PROXIES, QUORUM AND VOTING AT THE ANNUAL MEETING" below.)

DESCRIPTION OF PROPOSED CHANGES

        The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Fund to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. THE PROPOSED STANDARDIZED CHANGES WILL NOT AFFECT THE FUND'S INVESTMENT OBJECTIVE. ALTHOUGH THE PROPOSED CHANGES IN FUNDAMENTAL POLICIES WILL ALLOW THE FUND GREATER FLEXIBILITY TO RESPOND TO FUTURE INVESTMENT OPPORTUNITIES, THE BOARD OF DIRECTORS OF THE FUND DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL RESULT AT THIS TIME IN A MATERIAL CHANGE IN THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH INVESTMENT IN THE FUND. NOR DOES THE BOARD OF DIRECTORS ANTICIPATE THAT THE PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT POLICIES WILL, INDIVIDUALLY OR IN THE AGGREGATE, CHANGE MATERIALLY THE MANNER IN WHICH THE FUND IS MANAGED.

        The following is the text and a summary description of the proposed changes to the Fund's fundamental policies and restrictions. Any non-fundamental policy may be modified or eliminated by the Directors at any future date without any further approval of shareholders. Shareholders should note that certain of the fundamental policies that are treated separately below currently are combined within a single existing fundamental policy.

        Presently, if the Fund adheres to a fundamental or non-fundamental percentage restriction at the time of an investment or transaction, a later increase or decrease in the percentage resulting from a change in the value of the Fund's portfolio securities or the amount of its total assets does not create a violation of the policy.

This policy will continue to apply for any of the proposed changes that are approved.

                PROPOSAL #3: APPROVAL OF AMENDMENTS TO THE FUND'S

                         FUNDAMENTAL INVESTMENT POLICIES

           PROPOSAL #3(A): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT

                        POLICY REGARDING DIVERSIFICATION

        Under the 1940 Act, the Fund's policy relating to the diversification of its investments must be fundamental. The 1940 Act prohibits a "diversified" mutual fund from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation. The 5% limitation does not apply to securities issued by or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

        The Fund' s present policy regarding diversification states:

        "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States, or its agencies, or instrumentalities and repurchase agreements collateralized by U.S. government securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer."

        In order to afford the Fund's investment adviser maximum flexibility in managing the Fund's assets, the Directors propose to amend the Fund's diversification policy to be consistent with the definition of a diversified investment company under the 1940 Act. The amended policy complies with the U.S. Securities and Exchange Commission's (the "SEC" or the "Commission") general definition of diversification. The new policy would specifically add securities of other investment companies to the list of issuers which are excluded from the 5% limitation. Upon approval of the Fund's shareholders, the fundamental investment policy governing diversification will be amended as follows:

        "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

        PROPOSAL #3(B): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY

             REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

        The 1940 Act requires the Fund to have a fundamental investment policy defining its ability to borrow money or issue senior securities. In general, limitations on borrowing are designed to protect shareholders and their investments by restricting the Fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the Fund prior to the rights of shareholders.

        Shareholders of the Fund are being asked to approve a new standardized fundamental policy for borrowing and the issuance of senior securities designed to reflect all current regulatory requirements. The Fund's current policy states:

        "The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements (sic), the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements."

SENIOR SECURITIES-GENERALLY. A "senior security" is an obligation of the Fund with respect to its earnings or assets that takes precedence over the claims of the Fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits the Fund from issuing senior securities, in order to limit the use of leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

        SEC staff interpretations allow the Fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the Fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, reverse repurchase agreements and securities transactions that obligate the Fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, the Fund must set aside money or securities to meet the SEC staff's collateralization requirements. This procedure effectively eliminates the Fund's ability to engage in leverage for these types of transactions.

BORROWING-GENERALLY. Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets for temporary purposes. A fund may only borrow from banks. If borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this provision is to allow the fund to borrow from banks in amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Investment companies typically borrow money to meet redemptions in order to avoid a forced, unplanned sale of portfolio securities. This technique allows the fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations. The costs of borrowing, however, can also reduce the fund's total return.

        The present investment policy of the Fund permits borrowing to the extent permitted under applicable law, but places limitations on the types of securities that the Fund may purchase when engaging in reverse repurchase agreements. The proposed investment policy will provide greater flexibility to the Fund, and would permit the Fund to borrow money, directly or indirectly (such as through reverse repurchase agreements), and issue senior securities within the limits established under the 1940 Act or under any rule or regulation of the Commission, or any SEC staff interpretation thereof. As a matter of operating policy, the Fund does not intend to engage in leveraging. Upon shareholder approval, the fundamental investment policy governing borrowing money and issuing senior securities will state:

        "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(C): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

        Under the 1940 Act, the Fund's policy concerning investments in real estate must be fundamental. The Fund currently has a fundamental investment policy prohibiting the purchase or sale of real estate. The current policy, however, allows the Fund to invest in companies that deal in real estate, or to invest in securities that are secured by real estate, and states:

        "The Fund will not buy or sell real estate, including limited partnership interests in real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

        The proposed fundamental investment policy will not permit the Fund to purchase real estate directly, but will permit the purchase of securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment policy will also enable the Fund to invest in companies within the real estate industry, provided such investments are consistent with the Fund's investment objective and policies. Upon shareholder approval, the fundamental investment policy governing investments in real estate will state:

        "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

        PROPOSAL #3(D): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY

                      REGARDING INVESTMENTS IN COMMODITIES

        Under the 1940 Act, the Fund's policy concerning investments in commodities must be fundamental. The Fund is currently subject to a fundamental restriction prohibiting the purchase or sale of commodities. Historically, the most common types of commodities have been physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates are considered to be commodities. Financial futures contracts enable an investment company to buy (or sell) the right to receive the cash difference between the contract price for an underlying asset or index and the future market price, if the market price is higher. Investment companies often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons.

        The Fund is not currently authorized to invest in financial futures contracts and options. The proposed policy would provide appropriate flexibility for the Fund to invest in such instruments in the future. As proposed, the new policy is broad enough to permit investment in financial futures instruments for either investment or hedging purposes, which is broader than the Fund's current policies. Using financial futures instruments can involve substantial risks, and would be utilized only if the Fund's investment adviser determined that such investments are advisable and such practices were affirmatively authorized by the Board and disclosed in the Fund's prospectus or statement of additional information. Upon shareholder approval, the fundamental investment policy governing commodities will state:

        "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities."

        This does not constitute a change in the Fund's policy. Rather, it reflects a restatement to standardized language now to be used by all of the Federated Funds, and is submitted to shareholders to comply with the 1940 Act.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

           PROPOSAL #3(E): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT

                    POLICY REGARDING UNDERWRITING SECURITIES

        Under the 1940 Act, the Fund's policy relating to underwriting is required to be fundamental. The Fund currently is subject to a fundamental investment policy prohibiting it from acting as an underwriter of the securities of other issuers, and states:

        "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies, and limitations."

        A person or company generally is considered an underwriter under the federal securities laws if it participates in the public distribution of securities of OTHER ISSUERS, usually by purchasing the securities from the issuer and re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the Fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. The current underwriting policy for the Fund specifically permits such re-sales.

        Upon shareholder approval, the fundamental investment policy concerning underwriting will state:

        "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

        This does not constitute a substantive change in the Fund's policy. Rather, it reflects a restatement to standardized language now to be used by all of the Federated Funds, and is submitted to shareholders to comply with the 1940 Act.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

        PROPOSAL #3(F): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY

                          REGARDING LENDING BY THE FUND

        Under the 1940 Act, the Fund's policy concerning lending must be fundamental. The Fund currently is subject to a fundamental investment policy limiting its ability to make loans, which states:

        "The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies and limitations."

        In order to ensure that the Fund may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Fund's current fundamental restriction specifically permits such investments. In addition, the Fund's fundamental policy explicitly permits the Fund to lend its portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to the Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have.

        Securities lending involves certain risks if the borrower fails to return the securities. However, management believes that with appropriate controls, such as 100% or greater collateralization of the loan and regular monitoring of the creditworthiness of the counterparty, the ability to engage in securities lending does not materially increase the risks to which the Fund currently is subject. In addition, securities on loan cannot generally be sold until the term of the loan is over. Upon approval of the Fund's shareholders, the fundamental investment policy governing lending assets will state:

        "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                 PROPOSAL #3(G): TO AMEND THE FUND'S FUNDAMENTAL

               INVESTMENT POLICY REGARDING PERMISSIBLE INVESTMENTS

        The Fund currently has a fundamental investment policy pertaining to its permissible investments that states:

     "Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in adjustable and floating rate mortgage securities which are issued or guaranteed by the U.S. government, its agencies or instrumentalities."

        Since the Fund adopted this fundamental policy, the investment focus of the Fund's investment adviser and the types of securities in which it believes the Fund's assets should be invested to achieve the Fund's investment objective have changed. Therefore, the Fund's adviser has proposed to amend the investment policy to expand the range of permissible investments in which the Fund may invest to include U.S. government securities. By modifying this fundamental investment policy, the Fund's investment adviser believes that the Fund will have greater flexibility to invest in a broader array of securities which are acceptable investments for the Fund in seeking to achieve its investment objective of providing current income with volatility of principal which is lower than investment companies investing primarily in fixed-rate mortgage securities.

        Upon the approval of shareholders, the Fund's fundamental investment policy regarding permissible investments will state:

     "Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in U.S. government securities and adjustable and floating rate mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL  #3(H):  TO  AMEND,  AND  TO  MAKE  NON-FUNDAMENTAL,   THE  FUND'S
FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

        The Fund is not required to have a fundamental restriction on margin transactions. Accordingly, it is proposed that the Fund's existing fundamental policy be replaced with a non-fundamental restriction. The Fund's current policy provides:

     "The Fund will not purchase any securities on margin, but may obtain such short-term credits as are necessary for the clearance of transactions. "

        The proposed non-fundamental policy makes minor changes in wording from the existing fundamental restriction and expands the list of margin transactions excepted from the prohibition to include margin deposits in connection with financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments. While the Fund is not presently authorized to engage in these latter transactions, the proposed policy would provide appropriate flexibility for the Fund to invest in such investments in the future.

        Upon the approval of the elimination of the existing fundamental policy on engaging in margin transactions, the Fund would become subject to the following non-fundamental policy:

        "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL  #3(I):  TO  AMEND,  AND  TO  MAKE  NON-FUNDAMENTAL,   THE  FUND'S
FUNDAMENTAL INVESTMENT POLICY ON PLEDGING ASSETS

        The Fund is not required to have a fundamental investment policy with respect to the pledging of assets. To maximize the Fund's flexibility in this area, the Board of the Fund believes the policy on pledging assets should be made non-fundamental. The non-fundamental policy would be similar to the fundamental policy proposed to be eliminated, which states:

        "The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing."

        The Board does not expect this change to have a material impact on the Fund's operations. Establishing the policy as non-fundamental, however, would enable the Board to change this policy in the future without shareholder approval. Although the Fund is proposing to eliminate the 10% limitation on the amount of Fund assets that may be pledged, the Fund does not presently intend to exceed this limitation. Upon the approval of the elimination of the existing fundamental policy on pledging assets, the Fund would become subject to the following non-fundamental policy:

        "The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(J): TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN RESTRICTED SECURITIES, AND TO AMEND AND TO MAKE NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN ILLIQUID SECURITIES

        There is no legal requirement that the Fund have its present fundamental policy on investing in restricted securities, or its present fundamental policy on investing in illiquid securities. Accordingly, the Board believes that the Fund's restricted securities policy should be eliminated, and that the Fund's fundamental policy pertaining to illiquid securities should be amended to comply with present legal guidelines as a non-fundamental policy.

        The Fund's fundamental investment policy pertaining to restricted securities states:

        "The Fund will not invest more than 10% of the value of its net assets in securities subject to restrictions on resale under the Securities Act of 1933, including repurchase agreements providing for settlement in more than seven days after notice."

        This policy was adopted by the Fund because historically restricted securities were viewed as illiquid since they could not be sold within seven days. Investment companies issuing redeemable securities are required to meet a shareholder's redemption request at the current net asset value within seven days of receiving the request for redemption. In order to do this, some portion of the securities in the Fund's portfolio must be "liquid" so that the securities can be sold in sufficient time to obtain the necessary cash to meet redemption requests. It is important to note that many restricted securities are, in fact, quite LIQUID and can be purchased without jeopardizing the liquidity of the Fund's portfolio.

        Certain state securities regulators previously required mutual funds to have a fundamental policy limiting investment in restricted securities. Since the enactment of NSMIA, states no longer have the jurisdiction to impose such requirements. Furthermore, rules adopted by the SEC have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to the Directors the ability to determine, under specific guidelines, that a security is liquid. The Directors may delegate this duty to the investment adviser provided the investment adviser's determination of liquidity is made in accordance with the guidelines established and monitored by the Directors.

        The Fund's current restricted securities policy prevents the Fund from acquiring a restricted security that may be viewed by the Fund's investment adviser as liquid. As a result, the Fund's management has suggested that the policy be eliminated. If this proposal is approved, the Fund will be able to invest to an unlimited extent in restricted securities as long as they meet the Directors' guidelines for liquidity, which are covered under the related policy regarding liquidity of Fund assets. The Fund has a fundamental investment policy on investing in illiquid securities that states:

     "The Fund will invest no more than 10% of its net assets in illiquid securities including repurchase agreements providing for settlement in more than seven days after notice."

        With the exception of money market funds, which are subject to a more restrictive rule, the SEC takes the position that an investment company should not invest more than 15% of its net assets in illiquid securities. Subject to shareholder approval, the Fund's non-fundamental illiquid securities policy will increase the Fund's limitation on investments in illiquid securities to 15% of the Fund's net assets. The proposed non-fundamental policy thus will comply with pertinent SEC interpretations and guidelines. Establishing the policy as non-fundamental will enable the Board to change this in the future without shareholder approval.

        Upon the approval of this proposal governing investing in illiquid securities, the Fund will become subject to the following non-fundamental investment policy pertaining to illiquid securities:

        "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

        PROPOSAL #3(K): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S

              FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN

                           OTHER INVESTMENT COMPANIES

        The Fund currently has a fundamental investment policy that confines its investments in the securities of other investment companies to stock of closed-end investment companies. The Fund's investment adviser believes, and the Board has concluded, that this prohibition unnecessarily limits the Fund's investments. Amending this policy would expand the investment opportunities available to the Fund by allowing the Fund to invest in shares of other open-end investment companies.

        Investments in other investment companies are limited under the 1940 Act and, in the case of the Fund, by an exemptive order issued by the Commission (the "Order"). The 1940 Act and the Order limit both the portion of the Fund's assets which may be so invested in a particular fund, and the percentage of such a fund which may be owned by the Fund. Normally, each investment company in which the Fund invests will have its own operating expenses, including advisory fees; however, the Fund's investment adviser will waive the portion of its advisory fee attributable to assets invested in other investment companies. It is expected that the other duplicative expenses are justified by the benefit of having access to the markets in which such a fund invests, or in the investment techniques or advisers of such funds.

        At the present time, the Board expects to utilize the authority provided by this proposal to invest the Fund's temporary cash reserves in shares of money market funds. These cash reserves typically arise from the receipt of dividend and interest income from portfolio securities, the receipt of payment for sale of portfolio securities, defensive cash positions and the decision to hold cash to meet redemptions or make anticipated dividend payments. Further, by changing the policy from fundamental to an operating policy, the Directors believe that maximum flexibility will be afforded to the Fund to amend the policy as appropriate in the future without the burden and delay to the Fund and its shareholders of holding a special meeting.

        The ability to purchase shares of money market funds would be beneficial because it would provide the Fund with additional investment opportunities late in each business day, when opportunities to acquire money market instruments are limited. Otherwise, the Fund would be forced to hold some of its cash uninvested, resulting in little or no investment income.

        If shareholders approve this item, the new operating policy will read as follows:

        "The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Fund expects that its investments in other investment companies will be limited to shares of money market funds, including funds affiliated with the Fund's investment adviser."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

         PROPOSAL #3(L): TO MAKE NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL

         INVESTMENT POLICY REGARDING COLLATERALIZED MORTGAGE OBLIGATIONS

        The Fund currently has a fundamental investment policy pertaining to investing in collateralized mortgage obligations that states:

        "The Fund will only purchase collateralized mortgage obligations which are rated in the highest rating category by a nationally recognized rating agency."

        The Fund is not required under the 1940 Act to have such a fundamental policy. Accordingly, it is proposed that this fundamental policy be replaced with an identical non-fundamental policy. The Fund has no present intention to change this policy, and will not do so unless authorized by appropriate Board action.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

         PROPOSAL #3(M): TO MAKE NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL

              INVESTMENT POLICY REGARDING DOLLAR ROLL TRANSACTIONS

        The Fund currently has a fundamental investment policy pertaining to dollar roll transactions that states:

        "The Fund may engage in dollar roll transactions with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation."

        The Fund is not required under the 1940 Act to have such a fundamental policy. Accordingly, it is proposed that this fundamental policy be replaced with an identical non-fundamental policy. The Fund has no present intention to change this policy, and will not do so unless authorized by appropriate Board action.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(N): TO MAKE NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL INVESTMENT POLICIES REGARDING SECURITIES LENDING ACTIVITIES

        The Fund currently is subject to two fundamental investment policies pertaining to securities lending activities that provide:

        "The Fund may lend portfolio securities up to one-third of the value of its total assets to brokers/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan agreements with broker/dealers, banks or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Fund's Board of Directors. The Fund will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned."

        "The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund."

These policies are not required to be fundamental under the 1940 Act, and they merely restate the current legal requirements for engaging in these activities. Consequently, it is proposed that these policies be replaced with identical non-fundamental policies. The Fund has no present intention to change these policies, and will not do so unless authorized by appropriate Board action.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(O): TO MAKE NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL INVESTMENT POLICIES REGARDING REPURCHASE AGREEMENT TRANSACTIONS

        The Fund is presently subject to two fundamental investment policies relating to repurchase agreements that state:

        "The Fund may enter into repurchase agreements. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Fund's Board of Directors.

        "The Fund requires its custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily."

The 1940 Act does not require that these policies be fundamental. As a consequence, it is proposed that these fundamental policies be replaced with identical non-fundamental policies. The Fund has no present intention to change these policies, and will not do so unless authorized by appropriate Board action.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(P): TO MAKE NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING REVERSE REPURCHASE AGREEMENTS

        The Fund is presently subject to a fundamental investment policy regarding reverse repurchase agreements that states that:

        "The Fund may enter into reverse repurchase agreements. When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transactions are settled."

Because the 1940 Act does not require that this investment policy be fundamental, it is proposed that it be replaced with an identical non-fundamental investment policy. The Fund has no present intention to change this policy, and will not do so unless authorized by appropriate Board action.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(Q): TO MAKE NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN STRIPPED MORTGAGE SECURITIES

        The Fund is presently subject to a fundamental investment policy that states:

        "The Fund will not invest its assets in stripped mortgage securities."

        The 1940 Act does not require that this policy be fundamental, and thus, it is proposed that it be replaced with an identical non-fundamental investment policy. The Fund has no present intention to invest in stripped mortgage securities, and will not do so unless authorized by appropriate Board action.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL  #3(R):  TO  AMEND,  AND  TO  MAKE  NON-FUNDAMENTAL,   THE  FUND'S
FUNDAMENTAL   INVESTMENT  POLICY  REGARDING  WHEN-ISSUED  AND  DELAYED  DELIVERY
TRANSACTIONS

        The Fund currently has a fundamental investment policy governing its ability to engage in when-issued and delayed delivery transactions that states:

        "The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies, and not for investment leverage. Liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets."

        The Fund is not required under the 1940 Act to have such a fundamental policy pertaining to these types of transactions. Accordingly, it is proposed that the Fund's existing fundamental policy be replaced with a substantially similar non-fundamental policy. It is proposed that the final sentence of the current fundamental policy, pertaining to the segregation of the Fund's total assets when engaging in when-issued and delayed delivery transactions, be eliminated, as there is no legal requirement the Fund adopt such a limitation. If this Proposal is approved by shareholders, it is anticipated that the Fund will engage in these types of transactions in the same manner as presently.

        Upon the approval of the elimination of the existing fundamental policy on engaging in when-issued and delayed delivery transactions, the Fund would become subject to the following non-fundamental policy:

        "The Fund engages in when-issued and delayed delivery transaction only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies, and not for investment leverage. Liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated at the trade date. Segregated assets are marked to market daily and sufficient assets are maintained until the transaction is settled."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

         PROPOSAL #3(S): TO MAKE NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL

                INVESTMENT POLICY REGARDING TEMPORARY INVESTMENTS

        The Fund currently has a fundamental investment policy pertaining to temporary investments that states:

        "The Fund may invest temporarily in cash and cash items during times of unusual market conditions for defensive purposes and to maintain liquidity."

        The Fund is not required under the 1940 Act to have such a fundamental policy, it is proposed that this fundamental policy be replaced with an identical non-fundamental policy. The Fund has no present intention to change this policy, and will not do so unless authorized by appropriate Board action.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                  PROPOSAL #4: REMOVAL OF CERTAIN OF THE FUND'S

                         FUNDAMENTAL INVESTMENT POLICIES

        The Board has determined that certain of the current fundamental investment policies are unnecessary and should be removed. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company which intended to sell its shares in those states to adopt policies governing a variety of operational issues, including investment in certain securities. As a consequence of those restrictions, the Fund adopted the investment policies described below and agreed that they would be changed only upon the approval of shareholders. Since these prohibitions are no longer required under current law, the management of the Fund has recommended, and the Board has determined, that these policies should be removed. The removal of these policies would provide greater flexibility in the management of the Fund by permitting the Fund to purchase a broader range of securities that are permitted investments and that are consistent with its investment objective and policies.

        The policies being removed are listed below. Each will be voted on separately, and the approval of each Proposal will require the affirmative vote of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "PROXIES, QUORUM AND VOTING AT THE ANNUAL MEETING" below).

         PROPOSAL #4(A): TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT

                  POLICY ON INVESTING IN OIL, GAS AND MINERALS

        The Fund is not required to have a fundamental restriction with respect to oil, gas or mineral investments. To maximize the Fund's flexibility in this area, the Board of the Fund believes that the Fund's fundamental investment policy on oil, gas and mineral investments should be eliminated. This restriction was imposed by state laws and NSMIA preempts that requirement. Notwithstanding the elimination of this fundamental policy, the Fund does not expect to invest at this time in oil, gas or mineral exploration or development programs or leases.

        Upon the approval of shareholders, the following fundamental policy on investments in oil, gas or minerals for the Fund will be eliminated:

        "The Fund will not purchase or sell oil, gas, or other mineral exploration or development programs or leases, although it may purchase the securities of issuers which invest or sponsor such programs."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

         PROPOSAL #4(B): TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT

               POLICY ON INVESTING IN ISSUERS WHOSE SECURITIES ARE
                       OWNED BY OFFICERS AND BOARD MEMBERS

        There is no legal requirement that the Fund have this fundamental policy. This restriction was imposed by state laws and was preempted by NSMIA. Moreover, the Board of the Fund and its investment adviser do not believe this policy provides any safeguards against conflicts of interest that are not already effectively covered under the Fund's Code of Ethics. Accordingly, the Board believes this restriction should be eliminated.

        Upon the approval of Proposal #4(b), the following fundamental policy on purchasing securities will be eliminated:

        "The Fund will not purchase or retain the securities of any issuer if the Officers and Directors of the Fund or its investment adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

    PROPOSAL #4(C): TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON

                     INVESTING IN SECURITIES OF NEW ISSUERS

        The Fund is not required to have a fundamental restriction with respect to investing in securities of companies that have been in operation for less than three years. To maximize the Fund's investment flexibility, the Board believes that the Fund's policy on investments in such companies should be eliminated. This limitation was imposed by state laws and NSMIA preempts that requirement.

        Upon the approval of Proposal #4(c), the following fundamental policy will be eliminated:

        "The Fund will not invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of operating history, including the operation of any predecessor. (This limitation does not apply to issuers of collateralized mortgage obligations or real estate mortgage investment conduits which are collateralized by securities or mortgages issued or guaranteed as to prompt payment of principal and interest by an agency of the U.S. government.)"

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

         PROPOSAL #4(D): TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT

                       POLICY ON SELLING SECURITIES SHORT

        The Fund is not required to have a fundamental restriction with respect to short sales of securities. To maximize the Fund's flexibility in this area, the Board believes that the Fund's restriction on short sales of securities should be eliminated. This restriction was imposed by state laws and NSMIA preempts that requirement. Notwithstanding the elimination of this fundamental restriction, the Fund expects to continue not to engage in short sales of securities, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to, or convertible into or exchangeable for, those sold short. Upon the approval of Proposal #4(d) by shareholders, the following fundamental investment policy will be eliminated:

        "The Fund will not sell securities short unless during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #4(E): TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING TRADING PORTFOLIO SECURITIES

        The Fund is presently subject to a fundamental investment policy that provides that "the Fund may trade or dispose of portfolio securities as considered necessary to meet its investment objective." The Fund is not required to have a fundamental investment policy with respect to this activity. To maximize the Fund's investment flexibility, the Fund's investment adviser believes that this investment policy should be eliminated. Upon approval by the shareholders of this Proposal #4(e), it is intended that the adviser will continue to operate the Fund by trading and disposing of portfolio securities as necessary to meet the Fund's investment objective.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                PROPOSAL #5: APPROVAL OF AMENDMENTS TO THE FUND'S

 ARTICLES
     OF INCORPORATION TO REQUIRE THE APPROVAL OF A "1940 ACT" MAJORITY OF SHAREHOLDERS IN THE EVENT OF THE SALE OR CONVEYANCE OF THE ASSETS OF THE FUND TO ANOTHER FUND OR CORPORATION

        Mutual funds, such as the Fund, are required to organize under the laws of a state and to create and be bound by organizational documents outlining how they will operate. In the case of the Fund, these organizational documents are the Articles of Incorporation and the By-Laws. Since the adoption of the Fund's Articles of Incorporation in 1991, the market for mutual funds has evolved, requiring mutual funds to be more flexible in their operation so that they may respond quickly to changes in the market. Several items in the Fund's Articles of Incorporation prohibit the Fund from responding quickly and favorably to changing markets without going to the expense and delay of holding a shareholder meeting. Accordingly, the Directors have approved, and have authorized the submission to the Fund's shareholders for their approval, certain amendments to the Fund's Articles of Incorporation. If these amendments are approved by shareholders, and in light of other amendments that have been adopted to the Articles of Incorporation that do not require shareholder approval, it is contemplated that the Amended and Restated Articles of Incorporation will, following Board approval, be filed in Maryland following the Annual Meeting. The approval of the proposed amendments will require the affirmative vote of a majority of the shares entitled to be voted on the amendments.

        The Articles of Incorporation currently require the favorable vote of the holders of a majority of the shares of the Fund to take any action or to authorize any action, including the sale or conveyance of the Fund's assets to another fund or corporation. To reduce the likelihood of greater expenses in a proposed solicitation for the approval of such a sale and conveyance, the Directors have adopted an amendment that would permit, to the extent permitted under applicable laws, a "1940 Act" majority vote to approve these types of transactions. A "1940 Act" majority vote means the affirmative vote of: (a) 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities, whichever is less.

        There is currently no plan to sell and convey shares of the Fund to any other open-end management investment company. To provide the Fund with greater flexibility, and in the event circumstances would change, and the Directors would determine that a sale and conveyance of assets would be in the best interest of the Fund, the Directors are recommending that shareholders approve the adoption of this proposed amendment to the Amended and Restated Articles of Incorporation.

        If approved by shareholders, the Amended and Restated Articles of Incorporation would provide substantially to the effect that:

        "The Directors, with the approval of a vote of the holders of a majority of the shares of the Fund, may sell and convey the assets of the Fund to another trust or corporation organized under the laws of any state of the United States, which is a diversified open-end management investment company as defined in the 1940 Act, for an adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Fund and which may include shares of beneficial interest or stock of such trust or corporation. Upon making provision for the payment of all the Fund's liabilities, by such assumption or otherwise, the Directors shall distribute the remaining proceeds ratably among the holders of the shares of the Fund then outstanding."

        In the event that the amendments to the Amended and Restated Articles of Incorporation are not approved by shareholders, the provisions of the Amended and Restated Articles of Incorporation shall remain as they are presently in the Articles of Incorporation, and the Board of Directors will consider what action, if any, should be taken.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

                           INFORMATION ABOUT THE FUND

PROXIES, QUORUM AND VOTING AT THE ANNUAL MEETING

        The favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the Annual Meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve all of the proposals, except the election of Directors, the ratification of the selection of the Auditors, and the amendments to the Articles of Incorporation.

     Only shareholders of record on the Record Date will be entitled to vote at the Annual Meeting. Each share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

        Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Annual Meeting will not revoke a proxy, a shareholder present at the Annual Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Annual Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.

        In order to hold the Annual Meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

        For purposes of determining a quorum for transacting business at the Annual Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

        If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Annual Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

        As referred to in this Proxy Statement, the "Federated Fund Complex," "The Funds" or "Funds" includes the following investment companies: Automated Government Money Trust; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; World Investment Series, Inc.; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; High Yield Cash Trust; Investment Series Trust; Targeted Duration Trust; The Virtus Funds; and Trust for Financial Institutions.

SHARE OWNERSHIP OF THE DIRECTORS

Officers and Directors of the Fund own less than 1% of the Fund's outstanding shares.

     At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the
Fund: [TO BE INSERTED]



DIRECTOR COMPENSATION

                               AGGREGATE
NAME,                        COMPENSATION
POSITION WITH                    FROM                        TOTAL COMPENSATION PAID
FUND                            FUND1#                          FROM FUND COMPLEX+


John F. Donahue*@                 $0            $0 for the Fund and
Chairman and Director                           56 other investment companies in the Fund Complex

Richard B. Fisher                 $0            $0 for the Fund and
President and Director                          56 other investment companies in the Fund Complex

Thomas G. Bigley              $_____            $113,860.22 for the Fund and
Director                                        56 other investment companies in the Fund Complex

John T. Conroy, Jr.           $_____            $125,264.48 for the Fund and
Director                                        56 other investment companies in the Fund Complex

Nicholas P. Constantakis      $_____            $47,958.02 for the Fund and
Director                                        56 other investment companies in the Func Complex

William J. Copeland           $_____            $125,264.48 for the Fund and
Director                                        56 other investment companies in the Fund Complex

John F. Cunningham2               $0            $0 for the Fund and
Director                                        56 other investment companies in the Fund Complex

James E. Dowd                 $_____            $125,264.48 for the Fund and
Director                                        56 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D.*      $_____            $113,860.22 for the Fund and
Director                                        56 other investment companies in the Fund Complex

Edward L. Flaherty, Jr.@      $_____            $125,264.48 for the Fund and
Director                                        56 other investment companies in the Fund Complex

Peter E. Madden               $_____            $113,860.22 for the Fund and
Director                                        56 other investment companies in the Fund Complex

John E. Murray, Jr.           $_____            $113,860.22 for the Fund and
Director                                        56 other investment companies in the Fund Complex

Wesley W. Posvar              $_____            $113,860.22 for the Fund and
Director                                        56 other investment companies in the Fund Complex

Marjorie P. Smuts             $_____            $113,860.22 for the Fund and
Director                                        56 other investment companies in the Fund Complex

1 Information is furnished for the fiscal year ended February 28, 1999.

2 Mr. Cunningham became a member of the Board of Directors on January 1, 1999.
  He did not receive any fees from the Fund Complex as of the last calendar year.

# The aggregate compensation is provided for the Fund which is comprised of one portfolio.

+ The information is provided for the last calendar year.

* This Director is deemed to be an "interested person" as defined in the 1940 Act.

@ Member of the Executive Committee.

        During the fiscal year ended February 28, 1999, there were four meetings of the Board of Directors. The interested Directors, other than Dr. Ellis, do not receive fees from the Fund. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Directors were reimbursed for expenses for attendance at Board of Directors meetings.

        The Executive Committee of the Board of Directors handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Fund has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Directors in fulfilling its duties relating to the Fund's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Directors and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Fund's procedures for internal auditing, and reviewing the Fund's system of internal accounting controls.

        Messrs. Flaherty, Conroy, Copeland, and Dowd serve on the Audit Committee. These Directors are not interested Directors of the Fund. During the fiscal year ended February 28, 1999, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

OFFICERS OF THE FUND

        The executive officers of the Fund are elected annually by the Board of Directors. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Fund and their principal occupations during the last five years are as follows:

John F. Donahue
Federated Investors Tower

Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Director

     Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd. Mr.

     Donahue is the father of J. Christopher Donahue, Executive Vice President of the Fund and Nominee for Director.

Richard B. Fisher
Federated Investors Tower

Pittsburgh, PA

Birthdate: May 17, 1923

President and Director

President or Vice President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.

J. Christopher Donahue
Federated Investors Tower

Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Federated Investors, Inc.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Fund.

Edward C. Gonzales
Federated Investors Tower

Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

John W. McGonigle
Federated Investors Tower

Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President and Secretary

Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Director, Federated Services Company; Director, Federated Securities Corp.

William D. Dawson, III
Federated Investors Tower

Pittsburgh, PA

Birthdate: March 3, 1949

Chief Investment Officer

Chief Investment Officer of the Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Research Corp., Federated Advisers, Federated Management, Federated Research, and Passport Research, Ltd.; Registered Representative, Federated Securities Corp.; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Kathleen M. Foody-Malus
Federated Investors Tower

Pittsburgh, PA

Birthdate: March 26, 1960

Vice President

Senior Vice President, Federated Advisers.

Richard J. Thomas
Federated Investors Tower

Pittsburgh, PA

Birthdate: June 17, 1954

Treasurer

Treasurer of the Federated Fund Complex; Vice President - Funds Financial Services Division, Federated Investors, Inc.

        None of the Officers of the Fund received salaries from the Fund during the fiscal year ended February 28, 1999.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

        The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Adjustable Rate U.S. Government Fund, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

        No business other than the matters described above is expected to come before the Annual Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Annual Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                             By Order of the Board of Directors,

                                                               John W. McGonigle
                                                                       Secretary

April 29, 1999

              FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.

INVESTMENT ADVISER

FEDERATED ADVISERS

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

DISTRIBUTOR

FEDERATED SECURITIES CORP.

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

ADMINISTRATOR

FEDERATED SERVICES COMPANY

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Cusip

(_____/99)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Adjustable Rate U.S. Government Fund, Inc. (the "Fund") hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones, and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 30, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Annual Meeting or any adjournment thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS DIRECTORS OF THE FUND

                             FOR                   [   ]

PROPOSAL 1 TO ELECT THOMAS G.  BIGLEY,  NICHOLAS P.  CONSTANTAKIS,  JOHN F.
           CUNNINGHAM, J. CHRISTOPHER DONAHUE, CHARLES F. MANSFIELD, JR., JOHN E. MURRAY, JR. AND JOHN S. WALSH AS DIRECTORS OF THE FUND

                             FOR                   [   ]
                             AGAINST        [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE        [   ]
                             FOR ALL EXCEPT [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2     TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE FUND'S
               INDEPENDENT AUDITORS
                             FOR                   [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 3 TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

         3(A) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING DIVERSIFICATION
                             FOR                   [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES FOR [ ] AGAINST [ ] ABSTAIN [ ]

         3(C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE FOR [ ] AGAINST [ ] ABSTAIN [ ]

         3(D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES FOR [ ] AGAINST [ ] ABSTAIN [ ]

         3(E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES FOR [ ] AGAINST [ ] ABSTAIN [ ]

         3(F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING BY THE FUND FOR [ ] AGAINST [ ] ABSTAIN [ ]

         3(G) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PERMISSIBLE INVESTMENTS FOR [ ] AGAINST [ ] ABSTAIN [ ]

         3(H) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN FOR [ ] AGAINST [ ] ABSTAIN [ ]

         3(I) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON PLEDGING ASSETS FOR [ ] AGAINST [ ] ABSTAIN [ ]

         3(J) TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN RESTRICTED SECURITIES, AND TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN ILLIQUID SECURITIES

                             FOR                   [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(K) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN OTHER INVESTMENT COMPANIES FOR [ ] AGAINST [ ] ABSTAIN [ ]

         3(L) TO MAKE NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING COLLATERALIZED MORTGAGE OBLIGATIONS FOR [ ] AGAINST [ ] ABSTAIN [ ]

         3(M) TO MAKE NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL INVESTMENT POLICIES REGARDING DOLLAR ROLL TRANSACTIONS FOR [ ] AGAINST [ ] ABSTAIN [ ]

         3(N) TO MAKE NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL INVESTMENT POLICIES REGARDING SECURITIES LENDING ACTIVITIES FOR [ ] AGAINST [ ] ABSTAIN [ ]

         3(O) TO MAKE NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING REPURCHASE AGREEMENT TRANSACTIONS FOR [ ] AGAINST [ ] ABSTAIN [ ]

         3(P) TO MAKE NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING REVERSE REPURCHASE AGREEMENTS FOR [ ] AGAINST [ ] ABSTAIN [ ]

         3(Q) TO MAKE NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN STRIPPED MORTGAGE SECURITIES FOR [ ] AGAINST [ ] ABSTAIN [ ]

         3(R) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS FOR [ ] AGAINST [ ] ABSTAIN [ ]

         3(S) TO MAKE NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING TEMPORARY INVESTMENTS FOR [ ] AGAINST [ ] ABSTAIN [ ]

PROPOSAL 4 TO ELIMINATE CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

         4(A) TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN OIL, GAS AND MINERALS FOR [ ] AGAINST [ ] ABSTAIN [ ]

         4(B) TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND BOARD MEMBERS
                             FOR                   [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         4(C) TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN NEW ISSUERS
                             FOR                   [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         4(D) TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON SELLING SECURITIES SHORT FOR [ ] AGAINST [ ] ABSTAIN [ ]

         4(E) TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING TRADING PORTFOLIO SECURITIES FOR [ ] AGAINST [ ] ABSTAIN [ ]

PROPOSAL 5 TO APPROVE AMENDMENTS TO THE FUND'S ARTICLES OF INCORPORATION TO
          REQUIRE THE APPROVAL OF A "1940 ACT" MAJORITY OF SHAREHOLDERS IN THE EVENT OF THE SALE OR CONVEYANCE OF THE ASSETS OF THE FUND TO ANOTHER FUND OR CORPORATION

                             FOR                   [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                          YOUR VOTE IS IMPORTANT
                                                       Please complete, sign
                                                       and return this card
                                                       as soon as possible.

                                                       Dated

                                                       Signature

                                                       Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903,

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM.